UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2021

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices, and Zip Code)

(212) 798-6100
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange
8.25% Fixed Rate Series C Cumulative Perpetual Redeemable Preferred Shares	FTAI PR C	New York Stock Exchange

Item 8.01.	Other Events.

The Jefferson Energy Companies, acting through certain subsidiaries (“Jefferson”), The Port of Beaumont Navigation District of Jefferson County, Texas (the “Port Issuer”) and the Port of Beaumont Industrial Development Authority (the “IDA Issuer” and, together with the Port Issuer, the “Issuers”) priced their previously announced private offering of Series 2021 Bonds on August 3, 2021.  $425,000,000 aggregate principal amount of the Series 2021 Bonds will be issued in the offering.  The Series 2021 Bonds will be designated as $225,000,000 of Series 2021A Dock and Wharf Facility Revenue Bonds (the “Series 2021A Bonds”) and $200,000,000 of Series 2021B Taxable Facility Revenue Bonds (the “Taxable Series 2021B Bonds”).

The Series 2021A Bonds will consist of:

(i)	$39,115,000 aggregate principal amount of Serial Bonds maturing between January 1, 2026 and January 1, 2031, and bearing interest at specified fixed rates ranging from 1.875% to 2.625% per annum,
(ii)	$38,175,000 aggregate principal amount of Term Bonds maturing January 1, 2036, and bearing interest at a fixed rate of 2.750% per annum,
(iii)	$44,920,000 aggregate principal amount of Term Bonds maturing January 1, 2041, and bearing interest at a fixed rate of 2.875% per annum, and
(iv)	$102,790,000 aggregate principal amount of Term Bonds maturing January 1, 2050, and bearing interest at a fixed rate of 3.00% per annum.

The Taxable Series 2021B Bonds will mature on January 1, 2028, and will bear interest at a fixed rate of 4.100% per annum.

The closing of the offering is subject to certain limited conditions and is expected to occur on or before August 18, 2021.

The Series 2021 Bonds are special, limited obligations of the Issuers, payable from, and secured solely by, the trust estate and the collateral pledged therefor. Contractual arrangements entered into in connection with the offering will provide that Jefferson bears the economic obligation to pay principal, interest and other amounts under the Series 2021 Bonds as and when due. The Series 2021 Bonds do not constitute indebtedness of any of:  the Issuers; the State of Texas; Jefferson County, Texas; Orange County, Texas; or any other political subdivision of the State of Texas and shall not constitute or give rise to any pecuniary liability of any of the foregoing.  Neither the full faith and credit of the Issuers, nor the full faith and credit and taxing power of any of the State of Texas; Jefferson County, Texas; Orange County, Texas; or any other political subdivision of the State of Texas is pledged to the payment of the principal of or interest or premium, if any, on the Series 2021 Bonds.

The Series 2021 Bonds were offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to “institutional accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7) or (13) under the Securities Act.  The Series 2021 Bonds will not be registered under the Securities Act or any state securities laws and, in the case of the Taxable Series 2021B Bonds, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information in this Form 8-K filed pursuant to Item 8.01 does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about Fortress Transportation and Infrastructure Investors LLC (NYSE: FTAI)’s and Jefferson’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of FTAI and Jefferson; and the anticipated timing of the offering.  Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the offering in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the projects to be financed by the offering; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the offering, including scheduled principal and interest payments on the Series 2020 and Series 2021 Bonds; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FTAI cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FTAI’s filings with the SEC, including, but not limited to, FTAI’s  Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Eun Nam
Name: Eun Nam
Title: Chief Accounting Officer

Dated: August 4, 2021